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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

                        Date of Report  October 15, 1997


                               _________________


                     ASPECT TELECOMMUNICATIONS CORPORATION


             (Exact name of registrant as specified in its charter)

                                    0-18391
                            (Commission File Number)

             California                              94-2974062
    (State or other jurisdiction of       (I.R.S. Employer Identification No.)
    incorporation or organization)


                                 1730 Fox Drive
                            San Jose, CA  95131-2312
            (Address of principal executive offices, with zip code)


                                 (408) 325-2200
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

         On October 15, 1997 Aspect Telecommunications Corporation, a California corporation (the "Company") announced its earnings and results of operations for the quarter ended September 30, 1997. Further details regarding this announcement are contained in the Company's press release dated October 15, 1997 attached as an exhibit hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)     EXHIBITS.

         Exhibit 99 Aspect Telecommunications Corporation Press Release dated October 15, 1997.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         ASPECT TELECOMMUNICATIONS
                                         CORPORATION



Date:  October 27, 1997                   By: /s/ ERIC J. KELLER
                                             ----------------------------------
                                              Eric J. Keller
                                              Vice President, Finance and
                                              Chief Financial Officer
                                              (Duly Authorized and Principal
                                              Financial and Accounting Officer)



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                     ASPECT TELECOMMUNICATIONS CORPORATION

                                INDEX TO EXHIBITS



    Exhibit Number              Description             Sequential Page Number
    --------------              -----------             ----------------------

          99            Press Release dated October 15, 1997



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